                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INDUSTRIAL TECHNOLOGIES, INC
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:......
       2)  Aggregate number of securities to which transaction applies:.........
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):..........
       4)  Proposed maximum aggregate value of transaction:.....................
       5)  Total fee paid:......................................................

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
       2)  Form, Schedule or Registration Statement No:
       3)  Filing Party:
       4)  Date Filed:

                          INDUSTRIAL TECHNOLOGIES, INC.
                              70 CASCADE BOULEVARD
                           MILFORD, CONNECTICUT 06460

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 17, 1998

To Our Stockholders:

         The 1998 Annual Meeting of Stockholders of Industrial Technologies, Inc. (the "Company") will be held at the Company's principal executive offices located at 70 Cascade Boulevard, Milford, Connecticut on Thursday, September 17, 1998 at 10:00 a.m. (local time) for the following purposes:

1.       To elect the Board of Directors.

2. To ratify the appointment by the Board of Directors of McGladrey & Pullen, LLP as the Company's independent certified auditors for the fiscal year ending September 30, 1998.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on August 14, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

                                             By order of the Board of Directors,

                                             Kenneth R. Rowe, Jr.
                                             Secretary


Dated:  August 17, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

                          INDUSTRIAL TECHNOLOGIES, INC.
                              70 CASCADE BOULEVARD
                           MILFORD, CONNECTICUT 06460

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 17, 1998
                           --------------------------

This Proxy Statement is furnished to the stockholders of Industrial Technologies, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, September 17, 1998, and any adjournments thereof (the "Annual Meeting"). This Proxy Statement, the foregoing Notice of Annual Meeting, the enclosed form of proxy and the Company's 1997 Annual Report to Stockholders are first being mailed or given to stockholders on or about August 17, 1998.

                                     PROXIES

A stockholder giving a proxy may revoke it at any time before it is voted by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation, or by attending the Annual Meeting in person and casting a ballot. Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for directors named herein and in favor of the other proposal set forth in the Notice of Annual Meeting.

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone, or by other means.

                                VOTING SECURITIES

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on August 14, 1998 (the "Record Date"). On the Record Date, there were 5,766,798 shares of Common Stock, the Company's only voting securities, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of such shares, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Votes will be tabulated at the Annual Meeting by one or more inspectors of election appointed by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 14, 1998, the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock,
(ii) each of the Company's directors, (iii) each executive officer named in the summary compensation table, and (iv) all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of                             Number of Shares              Percentage of
Beneficial Owner                               Beneficially Owned               Class (1)
----------------                               ------------------               ---------
CMNY Capital, L.P. (2)                                845,663                        14.7%
135 East 57th Street
New York, NY 10022

Howard Davidoff (2)                                    30,000 (3)                     *
Carl Marks & Co., Inc.
135 East 57th Street
New York, NY 10022

Gerald W. Stewart                                     218,003 (4)(6)                  3.7%
1079 Boston Post Road
Sudbury, MA 01776

Eric H. Twerdahl                                        4,620 (5)                     *
9 Lantern Ridge
New Canaan, CT 06840

All Directors and Officers                            252,623                         4.3%
as a group (3 individuals)

John E. McConnaughy                                   650,000 (7)                    10.8%


(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of the record date pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Mr. Davidoff may be deemed to be the beneficial owner of the shares owned by CMNY Capital, L.P. by virtue of his position as Managing Director, Venture Capital Department for Carl Marks & Co., Inc., an affiliate of CMNY Capital, L.P., the record owner of these shares. If so, Mr. Davidoff would be deemed to own 875,663 shares or 15.1%.

         Mr. Davidoff disclaims beneficial ownership of the shares owned by CMNY Capital, L.P.

(3) Includes 30,000 shares of Common Stock issuable upon exercise of warrants.




(4) Includes 97,455 shares of Common Stock issuable upon exercise of options.

(5) Includes 4,620 shares of Common Stock issuable upon exercise of warrants.

(6) Does not include shares of Common Stock issuable upon exercise of incentive stock options to purchase a total of 8,250 shares held by Norma Gold, an employee of the Company and Dr. Stewart's wife. Dr. Stewart disclaims any beneficial ownership in Norma Gold's options or the shares of Common Stock issuable upon their exercise.

(7) Includes Class C and Class D warrants to purchase 250,000 shares of Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's executive officers and directors and persons who beneficially own more than ten percent of the Company's Common Stock are required under the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership of Common Stock of the Company with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of the reports and other information furnished to the Company, the Company believes that during the fiscal year ended September 30, 1997, all such reports were timely filed, except: Mr. Twerdahl and Mr. Davidoff each failed to timely file one report to report the grant of warrants and Mr. John E. McConnaughy failed to timely file one report to report becoming a ten percent beneficial owner.

                            1. ELECTION OF DIRECTORS

The Board of Directors has nominated each of the nominees set forth below as a director of the Company to serve until the next annual meeting of the stockholders and until his successor is elected and qualified or until his earlier resignation or removal. Each nominee is currently a director of the Company. Each nominee has indicated a willingness to serve as a director, but if for any reason any nominee should be unavailable to serve as a director at the time of the Annual Meeting, a contingency which the Board of Directors does not expect, a different person designated by the Board of Directors may be nominated in his stead.

         If a quorum is present at the Annual Meeting, the election of directors will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of directors will be included in determining the presence of such quorum but will not be included in determining whether nominees have received the vote of such plurality.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR SUCH NOMINEES.

         The following sets forth the name and age of each nominee and the positions and offices held by him, his principal occupation and business experience during the past five years and the year of the commencement of his term as a director of the Company.

         GERALD W. STEWART. Age 53, director since 1985. Dr. Stewart has served as Chief Executive Officer of the Company since October 1984 and as Chairman of the Board since April, 1988. He also served as President of the Company from October 1984 to November 1996. Since joining the Company in 1979 as Director of the Center for Chemical and Environmental Physics, Dr. Stewart has held several positions, including Director of Engineering and Vice President for Strategic Planning and Development. Prior to joining the Company, Dr. Stewart served as Chief, Supporting Research Branch at the U.S. Department of Energy's Energy Technology Center, where he was responsible for developing new and improved devices for in-process monitoring and the transfer of these technologies to the commercial sector. Dr. Stewart served as assistant professor of chemistry at West Virginia University and as a research associate at both the Massachusetts Institute of Technology and Washington University. Dr. Stewart holds a Ph.D. in Physical Chemistry from the University of Idaho, an M.S. in Physical Chemistry from South Dakota School of Mines and Technology, and a B.S. in Chemistry from Wilmington College.

         HOWARD DAVIDOFF. Age 42, director since 1987. Since 1987, Mr. Davidoff has been Managing Director of the Venture Capital Department of Carl Marks & Co., Inc. in New York, New York. From February 1981 to May 1986, Mr. Davidoff was employed by The Chase Manhattan Bank (National Association) as a corporate lending officer. Mr. Davidoff holds a B.B.S. degree from Boston University and an M.B.A. degree from New York University. Mr. Davidoff is chairman of the Compensation and Audit Committees.




BOARD OF DIRECTORS COMMITTEES AND MEETINGS

The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board of Directors does not have a standing nominating committee.

         The Audit Committee is currently comprised of Mr. Davidoff. The Audit Committee oversees the Company's system of internal accounting controls, recommends to the Board of Directors and the stockholders the appointment of a firm of independent certified auditors to conduct the annual audit of the Company's financial statements, reviews the scope of the audit, reviews reports from the independent certified auditors, and makes such recommendations to the Board of Directors in connection with the annual audit as it deems appropriate. The Audit Committee met once during fiscal year 1997.

         The Compensation Committee is currently comprised of Mr. Davidoff. The Compensation Committee reviews the compensation of officers of the Company and the Company's compensation policies and practices. The Compensation Committee also administers the 1985 Incentive Stock Option Plan and the 1991 Stock Option Plan, including the grant of stock options thereunder. The Compensation Committee met three times during fiscal year 1997.

         The Board of Directors held seven meetings during fiscal year 1997. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

DIRECTORS' COMPENSATION

Directors who are employees of the Company do not receive any compensation for serving as directors. The Company has agreed to reimburse each non-employee director for the expenses incurred to attend Board meetings and also to pay each non-employee director, other than Mr.

Davidoff, a fee of $1,200 for each meeting attended. In addition, non-employee directors annually receive a warrant to purchase 6,000 shares of Common Stock; the number of shares is pro-rated if the non-employee director serves for less than a year. The exercise price of the warrant is the fair market value at the time of grant and it remains exercisable for five years from the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the compensation paid by the Company to the Company's Chief Executive Officer and the only other executive officer whose compensation in fiscal year 1997 exceeded $100,000 for services in all capacities to the Company and its subsidiaries.


                                                                                         Long -Term
                                                                                        Compensation
                                                                                           Awards
                                                                                         Securities
                                                                     Annual              Underlying
     Name and                                                     Compensation            Options/
     Principal                                                       Salary                 SARs
     Position                                  Year                   ($)                   (#)
     (a)                                        (b)                   (c)                   (g)
     ------------------------------- -------------------------- ----------------- -------------------------
     Gerald W. Stewart                         1997                $145,000                  --
       Chief Executive                         1996                $145,000                10,000
       Officer                                 1995                $125,000                10,000

     Eric H. Twerdahl                          1997                $120,083               101,000
       President

OPTION GRANTS

The following table sets forth information with respect to stock options granted to the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 1997. No Stock Appreciation Rights ("SARs") were granted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                                Number of       Percent of
                                Securities     Total Options
                                Underlying      Granted to     Exercise
                                 Options       Employees in        or
                                 Granted          Fiscal       Base Price         Expiration
               Name                (#)             Year          ($/Sh)              Date
                (a)                (b)              (c)           (d)                 (e)
         -------------------- --------------- ---------------- ----------- -------------------------
         Eric H. Twerdahl         100,000 (1)       68.4%          $ 0.50   November 1, 2003 (2)
                                    1,000 (1)        0.7%          $ 0.28   April 15, 2004 (2)

----------

(1) Options granted vest ratably over five (5) years starting on the date of grant and on each of the next four anniversary dates of the grant.

(2) Options lapsed unexercised.

OPTION EXERCISES AND YEAR-END VALUES

The following table sets forth information concerning option holdings as of September 30, 1997 with respect to the individuals named in the Summary Compensation Table. No stock options were exercised by any named Executive Officer during fiscal year 1997.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                OPTION/SAR VALUE

                                              Number of Securities               Value of Unexercised
                                             Underlying Unexercised              In-the-Money Options
                 Name                        Options at FY-End (#)                  at FY-End ($)
                 (a)                                  (b)                                (c)
          ------------------------ ------------------------------------ --------------------------------
                                    Unexercisable       Exercisable     Unexercisable     Exercisable
          ------------------------ ----------------- ------------------ --------------- ----------------
              Gerald W. Stewart           14,000              96,000             $--             $--
              Eric H. Twerdahl            20,200              80,800             $--             $--

EMPLOYMENT AGREEMENTS

Dr. Gerald W. Stewart

The Company has entered into an employment agreement (the "Employment Agreement") with Dr. Gerald W. Stewart, as President and Chief Executive Officer, effective January 1, 1994. The Employment Agreement provides for a five-year term and an annual base salary of $125,000 payable in substantially equal payments in accordance with the Company's usual practices, with reimbursement for reasonable business expenses. The base salary was increased to $145,000 per year as of October 1, 1995. A cash bonus determined by the Board of Directors can be earned if the Company meets or exceeds the target goals for the year, as set by the Board of Directors.

         Dr. Stewart's employment may be terminated by the Company at any time for "good cause" (as defined in the Employment Agreement) and Dr. Stewart may terminate his employment at any time by providing 30 days' prior written notice to the Company. Under either of these circumstances, the Company will be obligated to pay Dr. Stewart his base salary plus accrued bonus and expenses through the end of the month of termination. If the Company terminates Dr. Stewart's employment other than for "good cause" or if Dr. Stewart terminates his employment due to a material breach by the Company of the Employment Agreement, Dr. Stewart will be entitled to receive from the Company a sum equal to the most recent base salary, payable in 10 consecutive equal monthly installments.

         The Employment Agreement also includes non-competition provisions which prevent Dr. Stewart from competing with the Company while employed by the Company and which prevent Dr. Stewart, for a period of two years after his termination of employment with the Company, from hiring any employee of the Company or from persuading any employee, customer, independent contractor, dealer, supplier or client of the Company from discontinuing its relationship with the Company. If Dr. Stewart's employment is terminated by the Company without "good cause" or by Dr. Stewart as a result of a material breach of the Employment Agreement by the Company, the two-year period mentioned above shall be reduced to one year.

Eric H. Twerdahl

    The Company entered into an employment agreement (the "Employment Agreement") with Mr. Eric H. Twerdahl as President of the Company, effective November 1, 1996. The Employment Agreement provided for an initial one-year term, automatically renewed for an additional one-year period unless either party provided notice of its intent not to renew, and an annual base salary of $125,000 payable in substantially equal payments in accordance with the Company's usual practices, with reimbursement for reasonable business expenses. A cash bonus was payable if the Company met or exceeded the target goals for the year. In addition, a grant of a qualified option to purchase 100,000 shares of Common Stock was made at the fair market value of the Common Stock on November 1, 1996, the date of grant, exercisable for a period of seven years from the date of grant.




    Mr. Twerdahl's Employment Agreement provided that it could be terminated by the Company at any time for "good cause" (as defined in the Employment Agreement) and that Mr. Twerdahl could terminate his employment at any time by providing 30 days' prior written notice to the Company. Under either of these circumstances, the Company would have been obligated to pay Mr. Twerdahl his base salary plus accrued bonus and expenses through the end of the month of termination. If the Company terminated Mr. Twerdahl's employment other than for "good cause" or if Mr. Twerdahl terminated his employment due to a material breach by the Company of the Employment Agreement, Mr. Twerdahl would have been entitled to receive from the Company a sum equal to the then most recent base salary, payable in 10 consecutive equal monthly installments.

    The Employment Agreement also included non-competition provisions which prevented Mr. Twerdahl from competing with the Company while employed by the Company and which prevent Mr. Twerdahl, for a period of two years, from hiring any employee of the Company or from persuading any employee, customer, independent contractor, dealer, supplier or client of the Company from discontinuing its relationship with the Company. If Mr. Twerdahl's employment had been terminated by the Company without "good cause" or by Mr. Twerdahl as a result of a material breach of the Employment Agreement by the Company, the two-year period mentioned above would have been reduced to one year.

         The Company gave notice of its intent not to renew the Employment Agreement and Mr. Twerdahl resigned effective October 30, 1997.

STOCK OPTION PLANS

The Company has previously adopted the 1985 Incentive Stock Option Plan (the "1985 Plan"), which provides that options granted thereunder are intended to qualify as "incentive stock options" within the meaning of Section 422 of the United States Internal Revenue Code, as amended (the "Code"). No further options may be granted under the 1985 Plan, but it continues to govern options previously issued pursuant to it.

         The Company has also adopted a 1991 Stock Option Plan (the "1991 Plan"). The 1991 Plan provides for the grant of options intended to qualify as incentive stock options within the meaning of Section 422 of the Code as well as for the grant of nonstatutory options. Although incentive stock options are issuable only to employees of the Company, nonstatutory options may be issued to non-employee directors, consultants and others, as well as to employees. The 1985 Plan and the 1991 Plan are collectively referred to herein as the "Plans."

         The 1985 Plan is administered by the Board of Directors and the 1991 Plan is administered by a committee of no less than two members of the Board of Directors, each of whom is a disinterested person within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The Company currently has 48,455 shares of Common Stock reserved for issuance under the 1985 Plan and there are 520,000 shares reserved for issuance under the 1991 Plan. The Board of Directors determines which individuals shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option and the exercise price thereof.



         The exercise price of incentive stock options may not be less than 100% of the fair market value of the shares of Common Stock on the date the options are granted (110% in the case of an employee who owns, directly or indirectly, at the time of the grant more than 10% of the total combined voting power of all classes of capital stock of the Company (a "10% Stockholder"). The aggregate fair market value (determined as of the date the options are granted) of the shares of Common Stock for which an employee may be granted Incentive Stock options in any calendar year may not exceed $100,000.

         No options may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option may be exercised only by him. In the event of termination of employment other than by death or disability, options will terminate after three months, unless determined otherwise. Under the 1985 Plan, upon termination of employment of an optionee by reason of death, options remain exercisable for ninety days thereafter to the extent they were exercisable on the date of such termination. Also under the 1985 Plan, if an employee is terminated as a result of disability, any outstanding options, to the extent then exercisable, may be exercised within six months. Under the 1991 Plan, upon the death of an optionee, his options remain exercisable for one year thereafter to the extent they were exercisable on the date of death. The 1991 Plan also provides that upon termination of employment of an optionee as a result of disability, any outstanding incentive stock options, to the extent then exercisable, may be exercised within one year.

         The exercise period of the options granted under the Plan cannot exceed 10 years from the date of grant, unless the optionee is a 10% Stockholder, in which case the period of the options may not exceed five years from the date of grant. All options granted under the Plans provide for the payment of the exercise price in cash or by delivery to the Company of shares of Common Stock already owned by the optionee having fair market value equal to the exercise price of the options being exercised, or by a combination of such methods of payment. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of his stock options with no investment other than the consideration paid for his original shares. Any options granted under the 1991 Plan that expire unexercised or that terminate become available once again for issuance. Shares issued upon exercise of an option will rank equally with the shares then outstanding.

              2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected McGladrey & Pullen, LLP as independent certified auditors to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1998 and has determined that it would be desirable to the stockholders ratify such selection. McGladrey & Pullen, LLP served as the Company's independent certified auditors for the fiscal year ended September 30, 1997 and has reported on the Company's consolidated financial statements for such year. A representative of McGladrey & Pullen, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if desired and will be available to respond to appropriate questions from stockholders.

         Although the Board of Directors has the responsibility for selecting the Company's independent certified auditors, their selection of McGladrey & Pullen, LLP is being submitted for ratification at the Annual Meeting. If stockholders do not ratify the selection of McGladrey & Pullen, LLP, the Audit Committee of the Board of Directors may reconsider the selection of independent auditors.

         If a quorum is present at the Annual Meeting, the ratification of the selection of McGladrey & Pullen, LLP as independent auditors will require the affirmative vote of a majority of the Common Stock present in person or represented by proxy and entitled to vote. Absentions by holders of such shares with respect to voting on this matter will have the effect of a negative vote; broker non-votes with respect to voting on this matter will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT CERTIFIED AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1998.

                                 OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

                         STOCKHOLDER PROPOSALS FOR 1999

Any proposal intended to be presented by a stockholder at the Company's 1999 Annual Meeting of Stockholders must be presented to the Company no later than the close of business on April 19, 1999 or such other date reasonably before the solicitation of proxies for the 1999 Annual Meeting if the date of such meeting is changed by more than 30 days from the date of the 1998 Annual Meeting. Proposals, which must comply with the rules of the Securities and Exchange Commission, should be addressed to Gerald W. Stewart, Industrial Technologies, Inc., 70 Cascade Boulevard, Milford, CT 06460.




                                         By order of the Board of Directors,

                                         Kenneth R. Rowe, Jr.
                                         Secretary


Milford, CT
August 17, 1998

                          INDUSTRIAL TECHNOLOGIES, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1998

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   P R O X Y

           The undersigned hereby constitutes and appoints Gerald W. Stewart, with full power of substitution, as proxy to represent all shares of stock of Industrial Technologies, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the principal executive offices of the Company at 70 Cascade Boulevard, Milford, Connecticut on Thursday, September 17, 1998 at 10:00 a.m., local time, and at any adjournment thereof.

           You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign and return this card.

           CONTINUED AND TO BE SIGNED ON REVERSE SIDE [SEE REVERSE SIDE]


[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND AUTHORIZES THE PROXY TO TAKE ACTION IN HIS DISCRETION UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

The Board of Directors recommends a vote FOR the election of all nominees for director. Nominees for Directors: Gerald W. Stewart and Howard Davidoff

[ ] FOR ALL NOMINEES          [ ] WITHHELD FROM ALL NOMINEES

         For, except vote withheld from the following nominee

_______________________    MARK HERE FOR ADDRESS CHANGE AND NOTES BELOW [ ]

                           Please sign exactly as your name appears hereon. Joint owners must both sign. Attorney, executor, administrator, trustee, or guardian must give full title as such. A corporation or partnership must sign in its name by authorized person.


Signature:________________   Date:__________, 1998

Signature:________________   Date:__________, 1998